EAGLE GROWTH SHARES, INC.

                     Supplement, Dated September 17, 2001,
                    To The Prospectus, Dated April 1, 2001

Effective September 17, 2001, Unified Fund Services, Inc. has become the Fund's transfer agent and dividend disbursing agent. Please note the following changes:

* Replace the references to "Firstar Bank, N.A., P.O. Box 640115, Cincinnati, OH, 45264-0115" on page 6 with "Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110."

* Replace the references to "American Data Services, Inc." and "ADS" on page 9 with "Unified Fund Services, Inc."

* Delete the first sentence of the second paragraph in the section entitled "Repurchase and Redemption of Shares" on page 9 and replace it with the following:

         "Shares of the Fund for which no certificates have been issued (those held by Unified Fund Services, Inc.) and shares for which certificates have been issued may be redeemed by mailing a written request for redemption to Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110."

* Delete the information appearing under the title "Custodian" on page 11 and replace it with the following:

                          "Firstar Bank, N.A.
                           425 Walnut Street
                           Cincinnati, OH 45202"

* Delete the information appearing under the title "Transfer Agent and Dividend Disbursing Agent" on page 11 and replace it with the following:

                          "Unified Fund Services, Inc.
                           P. O. Box 6110
                           Indianapolis, IN 46206-6110"